================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               SCIOTO DOWNS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               SCIOTO DOWNS, INC.

6000 South High Street                                           Columbus, Ohio

                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS


To the Shareholders of
Scioto Downs, Inc.:


         Notice is hereby given that the annual meeting of the shareholders of Scioto Downs, Inc. will be held in the Clubhouse at Scioto Downs, 6000 South High Street, Columbus, Ohio, on Thursday, February 28, 2002, at 2:00 P.M. (E.S.T.). The meeting is being held for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1)      To elect three directors, each for a term of three (3) years.

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The board has fixed January 3, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, or any adjournments thereof.

         If you do not expect to be present in person, there is enclosed herewith for your use a proxy which you are requested to sign, date and return promptly in the enclosed self-addressed, stamped envelope.


                                                    Very truly yours,



                                                    RODERICK H. WILLCOX
                                                    Secretary

Dated:  February 6, 2002
Columbus, Ohio

                               SCIOTO DOWNS, INC.
                             6000 SOUTH HIGH STREET
                              COLUMBUS, OHIO 43207


                                 PROXY STATEMENT


                  The enclosed proxy is solicited by the board of directors of Scioto Downs, Inc. at the cost of the corporation for use at the annual meeting of the shareholders of the corporation to be held on Thursday, February 28, 2002, or any adjournments thereof. This proxy statement is dated February 6, 2002, the intended date of mailing.

                  Without affecting any vote previously taken, the proxy may be revoked by a shareholder at any time before it is voted by delivering to the corporation a later-dated proxy or by giving notice of revocation to the corporation in writing or in open meeting. All proxies which are signed, dated and received prior to the meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted FOR the election as directors of the nominees listed below under "ELECTION OF DIRECTORS".

                  As used herein, the term "corporation" means Scioto Downs, Inc.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

                  The total number of outstanding voting securities of the corporation entitled to vote at the annual meeting is 595,767 common shares. Each shareholder is entitled to one (1) vote for each common share held of record on the 3rd day of January, 2002. There are no cumulative voting rights in the election of directors. There are no rights of appraisal or similar rights of dissenting shareholders with regard to the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                  The following table sets forth those persons or entities known to the corporation to be the beneficial owners of more than five percent (5%) of the outstanding voting securities of the corporation on January 3, 2002.

                                                  Amount and
                                                  Nature of
     Title of      Name and Address of            Beneficial        Percent
     Class         Beneficial Owner               Ownership         of Class
     --------      -------------------            ----------        --------
     Common        MARA Enterprises, Inc.          63,420           10.64%
                   5525 Hoover Road
                   Grove City, Ohio 43123

     Common        LaVerne A. Hill (1)            208,341           34.97%
                   4814 Riverside Drive
                   Columbus, Ohio  43220

     Common        Bud C. Hatfield                152,571           25.60%
                   4000 West Broad Street
                   Columbus, Ohio 43228

         (1) LaVerne A. Hill owns 144,921 shares of the corporation directly, constituting 24.32% of the outstanding voting securities. LaVerne A. Hill is also a majority shareholder of MARA Enterprises, Inc., which owns 63,420 shares of the corporation, constituting 10.64% of the outstanding voting securities. LaVerne A. Hill therefore beneficially owns 208,341 shares which represents 34.97% of the outstanding voting securities. The shares owned by MARA Enterprises, Inc. as shown above are also included in the number of shares beneficially owned by LaVerne A. Hill. See also footnote (3) under ELECTION OF DIRECTORS.

SECURITY OWNERSHIP OF MANAGEMENT

                  For further information, see footnotes under ELECTION OF DIRECTORS.

                                                 Amount and
                                                 Nature of
     Title of      Name and Address of           Beneficial           Percent of
     Class         Beneficial Owner              Ownership            Class
     -------       ------------------------      ------------         ----------

     Common        LaVerne A. Hill               208,341              34.97
                   4814 Riverside Drive
                   Columbus OH 43220

     Common        Edward T. Ryan                      0                  0
                   3538 Gateway Lake Drive
                   Grove City, Ohio 43213

     Common        Robert S. Steele                6,267               1.05
                   2607 Geyerwood Court
                   Grove City OH 43123

     Common        John J. Chester                 3,979                .66
                   4906 Riverside Drive
                   Columbus OH 43220

     Common        Delmer L. Bone                  9,000               1.51
                   208 North King
                   Xenia OH 45385

     Common        John F. Fissell                 3,586                .60
                   565 Lawnwood Court
                   Circleville OH 43113

     Common        William C. Heer                 9,265               1.55
                   124 Ashbourne
                   Columbus OH 43209

     Common        Robert R. Schwartz                181                .03
                   9610 Wash. - Waterloo Rd. NE
                   Washington Court House OH 43160

     Common        Richard H. McClelland               0                  0
                   5495 Marysville Pike
                   Zanesville, Ohio 43701



CHANGES IN CONTROL

                  No arrangements are known to the corporation the operation of which may at a subsequent date result in a change in control of the corporation.

RELATED PARTIES TRANSACTION

                  For many years Mid-America Racing Association, Inc., pursuant to a lease agreement, has conducted a harness horse race meeting at Scioto Downs following the conclusion of the Scioto Downs race meeting. Mid-America Racing Association, Inc. owns the racing permit which entitles it to conduct the race meeting. Effective August 1, 2001, Scioto Downs, Inc. acquired all of the outstanding shares of Mid-America Racing Association, Inc. for $150,000 payable in three (3) equal annual installments. As a result of this transaction, the corporation acquired the use of the racing permit owned by Mid-America Racing Association, Inc. and the lease agreement was terminated. LaVerne A. Hill is an officer and director of Scioto Downs, Inc. and was an officer and director of Mid-America Racing Association, Inc. There were 7375 outstanding shares of Mid-America Racing Association, Inc. of which LaVerne A. Hill owned 5250 or 71.19%. LaVerne A. Hill is also the beneficial owner of 34.97% of the outstanding shares of Scioto Downs, Inc. See also footnote (3) under ELECTION OF DIRECTORS.

                              ELECTION OF DIRECTORS

                  The board of directors has designated the nominees listed below for election as directors of the corporation for terms expiring in 2005. All of the nominees are presently directors of the corporation and have been previously elected by the shareholders. The enclosed proxy will be voted as specified thereon, or if no instructions are given to the contrary, FOR the nominees; however, the persons designated as proxies reserve full discretion to cast votes for other persons in the event the nominee who would otherwise receive the votes is unable to serve. The board of directors has no reason to believe that any of the nominees will be unable to serve.

                  Under Ohio law and the corporation's Code of Regulations, the three nominees receiving the greatest number of votes will be elected as directors. Votes will be tabulated by Inspectors of Election appointed at the annual meeting. Abstentions are tabulated but not counted in total of votes "for" a nominee.

                  The following table sets forth the nominees for election to the board of directors, the directors of the corporation whose terms in office will continue, and certain information, as of January 3, 2002, with respect to each nominee and director and all directors and executive officers as a group.

                           DIRECTOR               POSITIONS WITH CORPORATION                    COMMON SHARES
                           CONTINUOUSLY           AND BUSINESS EXPERIENCE                       BENEFICIALLY
NAME AND AGE               SINCE                  DURING PAST FIVE YEARS                        OWNED (1)
------------               ------------           --------------------------                    ------------
                                         NOMINEES - TERMS TO EXPIRE IN 2005
John F. Fissell, 72             1986              Director, Scioto Downs, Inc.;                   3,586
                                                  Consultant, S & D Properties

William C. Heer, 80             1952              Director and Treasurer, Scioto                  9,265 (3)(5)
                                                  Downs, Inc.; former Vice President,
                                                  National Graphics; former Director
                                                  and Treasurer, Mid-America Racing
                                                  Association, Inc.

Richard H. McClelland, 63       1998              Director, Scioto Downs, Inc.                        0
                                                  President, Shelly & Sands Inc.;
                                                  Vice-President, O.K. Coal & Concrete Company


                                     CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2003
LaVerne A. Hill, 78             1985              Director and Vice-President,                  208,341 (2)(3)
                                                  Scioto Downs, Inc.; former Director
                                                  and President, Mid-America Racing
                                                  Association, Inc.

Robert S. Steele, 82            1974              Director, former President and General          6,267 (3)(4)
                                                  Manager, Scioto Downs, Inc.;
                                                  former Director and Vice-President,
                                                  Mid-America Racing Association,
                                                  Inc.

Robert R. Schwartz, 54          1997              Director, Scioto Downs, Inc.;                     181
                                                  Doctor of Veterinary Medicine

                                     CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2004

John J. Chester, 81             1976              Director, Scioto Downs, Inc.;                   3,979 (3)(6)
                                                  Partner in law firm of Chester,
                                                  Willcox & Saxbe LLP

Delmer L. Bone, 71              1995              Director, Scioto Downs, Inc.;                   9,000
                                                  Retired elected official; Retired
                                                  business executive

Edward T. Ryan, 60              2000              President and General Manager,
                                                  Scioto Downs, Inc.; former Vice-President
                                                  and General Manager,
                                                  Freehold Raceway                                    0

All executive officers and directors as a group (10 people)                                     240,719(7)

------------------------------

                  (1) All amounts are as of January 3, 2002. Unless otherwise indicated, each named person has sole investment power over the listed shares, or shares such power with his spouse. LaVerne A. Hill (34.97%), Delmer L. Bone (1.51%), William C. Heer (1.55%) and Robert S. Steele (1.05%) are the only directors, nominees or executive officers with beneficial ownership of more than 1% of the corporation's outstanding common shares.

                  (2) See footnote (1) under "Security Ownership of Certain Beneficial Owners".

                  (3) LaVerne A. Hill, Robert S. Steele and William C. Heer collectively own approximately 88% of the outstanding shares of MARA Enterprises, Inc. MARA Enterprises, Inc. owns 63,420 shares of the corporation. LaVerne A. Hill is a majority shareholder, director and chairperson of the board of MARA Enterprises, Inc. Mr. Heer is Treasurer and a director of MARA Enterprises, Inc. Mr. Steele is Vice-President and a director of MARA Enterprises, Inc. John J. Chester previously owned 875 shares of MARA Enterprises, Inc. which have now been transferred to his wife. He is a director of MARA Enterprises, Inc.

                  There was in effect a lease of its premises by the corporation to Mid-America Racing Association, Inc. for the conducting of a harness race meeting. This race meeting was conducted immediately following the conclusion of the corporation's race meeting. The rent to be paid was determined on the basis of a percentage of the mutuel handle generated during the Mid-America Racing Association, Inc. race meeting plus the sharing of certain expenses. Effective August 1, 2001, the corporation acquired all of the outstanding shares of Mid-America Racing Association, Inc. and the lease with the corporation was terminated as of that date (See "Related Parties Transaction"). The period for which Mid-America Racing Association, Inc. paid rent pursuant to the lease commenced July 18, 2001 and ended July 31, 2001. Rent amounted to $48,350 plus $142,006 in shared expenses. In addition, Mid-America Racing Association, Inc. paid the corporation $5,400 for office rental.

                  (4) Robert S. Steele owns 3,648 shares directly. Robert S. Steele and his wife jointly own 2582 shares and exercise voting and investment powers as to these shares. Robert S. Steele holds 37 shares as custodian for his son and exercises voting and investment powers as to these shares.

                  (5) William C. Heer owns 8,265 shares directly. William C. Heer's wife owns 1000 shares and exercises voting and investment powers as to these shares.

                  (6) John J. Chester is a partner in the law firm of Chester, Willcox & Saxbe, LLP which has been retained as legal counsel for the corporation during the last fiscal year and which is legal counsel for the corporation during the current fiscal year.

                  (7) See Notes 1 - 5 above. These 241,138 shares represent 40.5% of the corporation's outstanding common shares and include 100 shares owned by Roderick H. Willcox, secretary of the corporation.

                  None of the directors or nominees are also directors of companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, or otherwise subject to its periodic reporting requirements.

                  No family relationships exist among the directors and nominees.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  To the knowledge of the corporation all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 have been filed.


COMPENSATION OF DIRECTORS

                  Each director receives $300 for each board meeting attended as compensation for their services as a director. In addition, a director is compensated for travel expenses to a board meeting at the rate of 34.5 cents per mile for all mileage traveled inside the State of Ohio, but outside of Franklin County. Directors who are members of a committee receive $300 for each committee meeting attended by that director.

                  During the last fiscal year ending October 31, 2001, there were twelve meetings of the board of directors. All directors attended at least 75% of the aggregate of (1) the total number of meetings of the board held during the period for which they were a director, and (2) the total number of meetings held by all committees of the board on which he or she served except Robert S. Steele who attended eight of the board meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

                  The board of directors has two standing committees, an audit committee and a compensation committee. The functions and membership of the audit committee are described under "Report of the Audit Committee" below.

                  The board of directors has a compensation committee, the members of which are Delmer L. Bone, John F. Fissell and John J. Chester. The function of this committee is to review the compensation of executive officers and report their findings and recommendations to the full board. The committee met twice during the last year.

REPORT OF THE AUDIT COMMITTEE

                  The board of directors has an audit committee, the members of which are John F. Fissell, Richard H. McClelland and Robert R. Schwartz. The Audit Committee oversees the corporation's financial reporting process on behalf of the board of directors. The committee is composed of three independent directors who met four times in fiscal 2001. The committee operates under a written charter adopted by the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the corporation's systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the corporation's financial reporting and controls.

                  The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality and the acceptability of the corporation's financial reporting and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the corporation, including the matters in the auditors' written disclosures required by the Independence Standards Board.

                  The committee also discussed with the corporation's independent auditors the overall scope and plans for their audit. The committee will meet periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls, and the overall quality of the corporation's financial reporting.

                  In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2001 for filing with the Securities and Exchange Commission. The committee also evaluated and recommended to the board the reappointment of the corporation's independent auditors for fiscal 2002.

                               EXECUTIVE OFFICERS

                  The following information relates to the present executive officers of the corporation.

Name and Age                   Office                              Business Experience - Five Years
------------                   ------                              ----------------------------------
Edward T. Ryan, 60             President and General               President and General Manager, Scioto
                               Manager since April 2000            Downs, Inc.; former Vice-President and
                                                                   General Manager, Freehold Raceway

LaVerne A. Hill, 78            Vice-President since 1992           Vice-President Scioto Downs, Inc.;
                                                                   former Director and President, Mid-America
                                                                   Racing Association, Inc.

William C. Heer, 80            Treasurer since 1959                Director and Treasurer, Scioto Downs, Inc.;
                                                                   former Vice-President, National Graphics;
                                                                   former Director and Treasurer, Mid-America Racing
                                                                   Association, Inc.

Roderick H. Willcox, 68        Secretary since 1974                Partner in law firm of Chester,
                                                                   Willcox & Saxbe, LLP, counsel for
                                                                   Scioto Downs, Inc.

           No family relationships exist among the Executive Officers.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

                  The following table sets forth information for the fiscal years ended October 31, 2001, 2000 and 1999 as to cash compensation paid by the corporation, as well as certain other compensation paid or accrued for those years, to the corporation's chief executive officer or person serving in that capacity.

                           SUMMARY COMPENSATION TABLE

                                                                       Long-Term Compensation
                                                             ----------------------------------
                                 Annual Compensation                Awards           Payouts
                          ---------------------------------- ---------------------- -----------
    (a)          (b)         (c)        (d)         (e)         (f)         (g)        (h)               (i)
                                                                                                      All Other
                                                                                                    Compensation
                                                                                                       ($)(2)
                                                   Other
                                                   Annual    Restricted
Name and                                         Compensation  Stock                   LTIP                   Total
Principal                                           ($)        Awards     Options    Payouts     Matching    Pension
Position         Year     Salary($)   Bonus($)                  ($)      SARs (#)      ($)         401K     Received
----------------------------------------------------------------------------------------------------------------------
Robert S.       6/15/00    33,562       -0-         -0-         -0-         -0-        -0-          827      24,872
Steele,        10/31/99    62,500       -0-         -0-         -0-         -0-        -0-        1,875      24,872
President
and General
Manager (1)
----------------------------------------------------------------------------------------------------------------------
Edward T.      10/31/01    81,250       -0-      1,181 (4)      -0-         -0-        -0-        1,181        -0-
Ryan,          10/31/00    29,792       -0-         -0-         -0-         -0-        -0-         -0-         -0-
President
and General
Manager (3)
----------------------------------------------------------------------------------------------------------------------

(1) Robert S. Steele retired as President April 15, 2000, retirement effective June 15, 2000.

(2) One-half of this pension distribution is attributable to Scioto Downs, Inc. and one-half to Mid-America Racing Association, Inc.

(3) Edward T. Ryan assumed the position of President and General Manager April 15, 2000.

(4)      Safe harbor pension payment

                                LEGAL PROCEEDINGS

                  To the corporation's knowledge, there are no material pending legal proceedings to which any director, officer or affiliate of the corporation, any owner of record or beneficially of more than five percent of the voting securities of the corporation, or any associate of any such director, officer or security holder is a party adverse to the corporation or has a material interest adverse to the corporation.


                              INDEPENDENT AUDITORS

                  PricewaterhouseCoopers LLP was the auditor for the corporation for the fiscal year ended October 31, 2001, and the board of directors, upon recommendation of the audit committee, has selected it as auditor for the year ending October 31, 2002. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the shareholders' meeting and will be given an opportunity to make a statement and to respond to appropriate questions.

                  The corporation's financial statements for the previous fiscal year were audited by PricewaterhouseCoopers LLP. In addition, they also reviewed the corporation's annual and quarterly reports filed with the Securities and Exchange Commission.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

                  The following fees were paid to PricewaterhouseCoopers LLP, the corporation's independent auditors, for services rendered in fiscal 2001.

                  Audit Fees                                          $109,729

                  Financial Information Systems Design and
                  Implementation fees                                 $    -0-

                  All Other Fees                                      $103,532

                  PricewaterhouseCoopers LLP's "all other fees" consist primarily of fees for tax planning, assistance with the preparation of tax returns, review of the corporation's filings and services related to the corporation's pension plan.


                              FINANCIAL INFORMATION

                  The financial information contained in the 2001 annual report of the corporation is incorporated herein by reference.

                              SHAREHOLDER PROPOSALS

                  Proposals of shareholders intended to be presented at the next annual meeting of the corporation must be received by the corporation for inclusion in the proxy statement and proxy relating to that meeting no later than September 20, 2002.

                                  OTHER MATTERS

                  Management knows of no other business which may be brought before the forthcoming annual meeting of shareholders. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.


                  IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. EXECUTORS, ADMINISTRATORS, TRUSTEES, AND OTHER FIDUCIARIES SHOULD SO INDICATE WHEN SIGNING THE PROXY. IF STOCK IS OWNED BY MORE THAN ONE PERSON, SIGNATURES OF ALL OWNERS ARE NECESSARY.

                  IT IS IMPORTANT TO RETURN THE ENCLOSED PROXY IMMEDIATELY SO THAT YOUR CORPORATION MAY BE MANAGED PROPERLY.

                  By order of the board of directors.

                                                          RODERICK H. WILLCOX
                                                          Secretary

Dated:  February 6, 2002
Columbus, Ohio

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                               SCIOTO DOWNS, INC.


6000 South High Street                                          Columbus, Ohio

         The undersigned hereby appoints Delmer L. Bone, Robert R. Schwartz and Robert S. Steele, and each of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and to vote all of the shares of Scioto Downs, Inc. standing in the name of the undersigned at the annual meeting of shareholders of said company to be held at Scioto Downs, 6000 South High Street, Columbus, Ohio, on February 28, 2002, at 2:00 P.M., or at any adjournment thereof, as designated below. A majority of said attorneys and proxies who shall be present at the meeting (or if only one be present and act, then that one) shall have and exercise all the powers hereunder.


1.       ELECTION OF DIRECTORS                          WITHHOLD AUTHORITY
            For all nominees listed below  [ ]          to vote for all
            (except as marked to the                    nominees listed
            contrary below)                             below                [ ]

         Nominees for terms ending in 2005: John F. Fissell, William C. Heer and Richard H. McClelland.

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW

         ----------------------------------------------------------------------

2.       Upon such other business as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF AUTHORITY TO VOTE FOR ANY NOMINEE IS NOT WITHHELD, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE.


                                               Shareholder's Signature


                                               ---------------------------------

                                               ---------------------------------
                                               Executors, Administrators,
                                               Trustees, Guardians and
                                               persons signing under
                                               powers of attorney should
                                               indicate their respective
                                               capacity. If shares are
                                               held jointly, each holder
                                               should sign.


Dated                         , 2002
      ------------------------

                              PLEASE SIGN, DATE AND
                                  MAIL PROMPTLY